SECOND MODIFICATION AGREEMENT


         This Second Modification Agreement (the "Agreement") is made and entered into as of December 20, 1994, by and between ILX INCORPORATED, an Arizona corporation formerly known as INTERNATIONAL LEISURE ENTERPRISES INCORPORATED ("ILX"), LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership ("LAP"), and ILE SEDONA INCORPORATED, an Arizona corporation ("ILES") which is a wholly-owned subsidiary of ILX, (ILX, LAP and ILES being collectively referred to herein as "Borrower"), and THE STEELE FOUNDATION, INC., an Arizona nonprofit corporation ("Lender").

R E C I T A L S:

         A. Lender is the owner of that certain Promissory Note dated May 28, 1993, made by ILX in the original principal amount of $500,000.00 (the "Note"). The Note evidences a loan made by Lender's predecessor pursuant to a Construction/Permanent Loan Agreement dated May 28, 1993 (the "Construction/Permanent Loan Agreement"), and is secured by: (a) a Deed of Trust, Security Agreement and Financing Statement dated May 28, 1993, made by ILX to the Public Trustee of Larimer County, Colorado, for the benefit of Lender's predecessor (the "Deed of Trust"), and recorded June 1, 1993 at Reception No. 93035413, Records of Larimer County Clerk and Recorder (relating to the Golden Eagle Resort real property); (b) a Collateral Assignment dated May 28, 1993 made by ILX (the "Collateral Assignment") (relating to certain contract and other rights associated with the Golden Eagle Resort); (c) a Continuing Guaranty Agreement dated May 28, 1993, made by ILES (the "Guaranty"); (d) a Collateral Assignment of Partnership Interest dated May 28, 1993 made by ILES (the "Partnership Assignment"); and (e) a Collateral Assignment dated May 28, 1993 made by Golden Eagle Resort, Inc. (the "Golden Assignment") (relating to the Golden Eagle Resort management agreement).

         B. The Construction/Permanent Loan Agreement was amended and replaced by that certain Loan Agreement dated July 21, 1993 made by ILX, LAP and Lender (the "Loan Agreement"), pursuant to which, among other things, additional security was provided for the Note consisting of Los Abrigados Resort timeshare receivables notes (and deeds of trusts securing them). This additional security is represented by: (a) a Financing Agreement dated July 21, 1993, made by ILX, LAP and Lender (the "Financing Agreement"); (b) an Assignment of Deeds of Trust dated July 21, 1993 made by LAP and Lender (the "Assignment of Deeds of Trust");
(c) an Assignment of Contract Rights and Accounts Collateral dated July 21, 1993 made by LAP and Lender (the "Assignment of Contract Rights"); and (d) a Blanket Assignment dated July 21, 1993 made by LAP (the "Blanket Assignment").

         C. The Note, the Collateral Assignment, the Partnership Assignment, the Golden Assignment and the Guaranty were all simultaneously modified by that certain Promissory Note/Collateral Assignment Modification Agreement between ILX and Lender made as of July 21, 1993 (the "Modification").

         D. The Deed of Trust was also simultaneously modified by that certain Amendment to Deed of Trust, Security Agreement and Financing Statement dated July 21, 1993, by ILX and Lender and recorded July 27, 1993 at Reception No. 93051737, Records of Larimer County Clerk and Recorder (the "Amendment").

         E. The Loan Agreement, the Note, the Deed of Trust, the Guaranty, the Collateral Assignment, the Partnership Assignment, the Golden Assignment, the Financing Agreement, the Assignment of Deeds of Trust, the Assignment of Contract Rights and the Blanket Assignment, all as previously modified, if applicable, by the Modification or the Amendment, are referred to collectively herein as the "Loan Documents".

         F. Borrower has requested that Lender increase the amount available under the Note (the "Loan") from $1,000,000.00 to $1,650,000.00. Lender is willing to comply with said request and to make revisions to the Loan Documents upon the terms and conditions hereinafter set forth.

A G R E E M E N T :

         NOW  THEREFORE,   in   consideration   of  the  premises  and  promises
hereinafter set forth, the parties hereto agree as follows:

         1. Accuracy of Recitals. The parties hereby acknowledge that the Recitals are true and accurate in every respect.

         2. Modification of the Note and Loan Agreement. Effective as of the date of this Agreement, the Note and the Loan Agreement are amended and modified as follows:

         (a) As defined in the Note, "Borrower" shall mean ILX, LAP and ILES; ILX, LAP and ILES are to be each jointly and severally liable for all obligations of ILX under the Note.

         (b) The principal amount of the Note is hereby increased to $1,650,000.00, and the maturity date thereof shall be December 20, 1998. The sum of $1,009,313, which is the difference between the face amount hereof ($1,650,000) and the outstanding principal balance as of the date hereof ($640,687), shall be advanced by Lender on or before March 1, 1995.

         (c) The outstanding principal balance under the Note shall bear interest at the rate of 12% (twelve percent) per annum. Interest only payments shall be due monthly commencing on February 1, 1995, and continuing on the first day of each month thereafter until the maturity date. Principal payments of $100,000 each shall be due on December 20, 1995, December 20, 1996 and December 20, 1997. All remaining unpaid principal and accrued interest shall be fully paid to Lender on December 20, 1998.

         (d) The fourth, fifth and sixth paragraphs appearing on page 1 of the Note are deleted.

         (e) Borrower's payments under the Note shall entitle Borrower to seventeen (17) releases per month for timeshare intervals sold or to be sold at the Golden Eagle Resort without any charge, release fee or administration fee. Lender will provide in advance to Borrower executed and notarized blank release forms in recordable form to be used for such purposes; provided, however, that Borrower, and by execution below, Joseph P. Martori personally, specifically represent and warrant that such releases will be used solely in accordance with the terms of this Agreement. Borrower may use more than seventeen (17) releases in a given month upon prior written consent of Lender, which consent will not be unreasonably withheld.

         (f) Prepayment of principal due under the Note may be made in whole or in part at any time without penalty or premium upon six (6) month's prior written notice from Borrower to Lender. Lender may declare the entire balance of principal and accrued interest under the Note immediately due and payable upon one (1) year's prior written notice from Lender to Borrower.

         (g) Section 4 of the Loan Agreement is modified to require that the policy amount of the existing title policy (as previously assigned and endorsed to Lender) be increased to One Million Six Hundred Fifty Thousand Dollars ($1,650,000.00).

         3. Modification of Collateral Assignment, Partnership Assignment, Golden Assignment, Financing Agreement and Assignment of Contract Rights. Effective as of the date of this Agreement: the first recital on page 1 of each of the Collateral Assignment, the Partnership Assignment and the Golden Assignment; the fourth recital on page 1 of the Financing Agreement; and the third recital on page 1 of the Assignment of Contract Rights; and any and all subsequent references in such documents to the Loan, the Note and the other Loan Documents, shall be deemed amended to refer to the Loan, the Note and the other Loan Documents as modified hereby, including the increase in the principal amount of the Note to $1,650,000.00.

         4. Modification of Guaranty. Effective as of the date of this Agreement, the Guaranty shall be deemed amended to refer to the Loan, the Note and the other Loan Documents as modified hereby, including the increase in principal amount of the Note to $1,650,000.00. ILES further agrees that its liability under the Note, pursuant to paragraph 2(a) hereof, shall not be limited or modified in any way by reason of the Guaranty, nor shall its liability under the Guaranty be limited or modified in any way by reason of its liability under the Note.

         5. Expenses and Fees. Borrower shall pay to Lender all fees and expenses (including attorneys fees) incurred in connection with the negotiation and preparation of this Agreement, and for all recording and other fees.

         6. The Collateral. Borrower's performance hereunder, and with respect to all obligations owing by it to Lender, including all extensions, renewals or replacement hereof, shall continue to be secured by, among other things, the liens and security interests evidenced by the Loan Documents and the instruments and documents executed in connection with the Construction/Permanent Loan Agreement and the Loan Agreement.

         7. Miscellaneous. The undersigned hereby agree: (a) the undersigned are and shall remain subject to the in personam, in rem and subject matter jurisdiction of the Courts of the State of Arizona (including the Federal District Court for the District of Arizona) for all purposes pertaining to the Note, this Agreement and all documents and instruments executed in connection therewith, securing the same, or in any way pertaining thereto; (b) the Note and the other Loan Documents shall be governed by the laws of the State of Arizona, and notwithstanding any prior limitation under the terms of the Note or applicable law, the interest rate to be charged on the Note shall be governed by this Agreement and the law in force in the State of Arizona as of the date of this Agreement. This Agreement is executed and delivered in the State of Arizona, and the law of the State of Arizona shall govern its interpretation and enforcement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The obligations of the parties hereto under this and all other instruments and agreements contemplated hereby, shall be joint and several. Inapplicability or unenforceability of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement. This Agreement and all other agreements referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged. Time is the essence hereof. All sections and descriptive headings of paragraphs in this Agreement are inserted for convenience only and shall not affect the construction or interpretation hereof.

         8. Continued Effect. Except as amended hereby, the Loan Documents shall continue in full force and effect.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LOS ABRIGADOS PARTNERS                   ILX INCORPORATED
LIMITED PARTNERSHIP

By: ILE Sedona Incorporated,             By:  Joseph P. Martori
      General Partner                        ----------------------------
                                            Its:  Chairman & President
                                             ----------------------------

By:  Joseph P. Martori                   ILE SEDONA INCORPORATED
  -------------------------------
 Its:  President
  -------------------------------
                                         By:  Alan J. Tucker
                                             -----------------------------
                                            Its:  Treasurer
                                             -----------------------------


                                         THE STEELE FOUNDATION, INC.,
                                         an Arizona non-profit corporation


                                         By:        /S/
                                             ------------------------------
                                                Dan Cracchiolo, President

JOSEPH P. MARTORI
personally, but solely
as to the representation
and warranty provisions
in Section 2(e).

  Joseph P. Martori
----------------------------
   Joseph P. Martori